UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-04670

DWS Global/International Fund, Inc.
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert
100 Plaza One
Jersey City, NJ 07311
(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	8/31/2011

ITEM 1.	REPORT TO STOCKHOLDERS

AUGUST 31, 2011 Annual Report to Shareholders

DWS Global Thematic Fund

Contents
4 Portfolio Management Review
10 Performance Summary
13 Information About Your Fund's Expenses
15 Portfolio Summary
17 Investment Portfolio
23 Statement of Assets and Liabilities
25 Statement of Operations
26 Statement of Changes in Net Assets
27 Financial Highlights
33 Notes to Financial Statements
43 Report of Independent Registered Public Accounting Firm
44 Tax Information
45 Summary of Management Fee Evaluation by Independent Fee Consultant
49 Board Members and Officers
53 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Any decline in value of a portfolio security that is out on loan by the fund will adversely affect performance. Financial failure of the borrower may mean a delay in recovery or loss of rights in the collateral. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review

Market Overview and Fund Performance

Performance is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The Class A shares of DWS Global Thematic Fund returned 9.07% in the 12-month period ended August 31, 2011 (unadjusted for sales charge and imputed), trailing the 14.46% return of the benchmark, the MSCI World Index, and behind the 13.85% average return of the funds in its Lipper peer group, Global Multi-Cap Core Funds.1,2

When choosing securities, portfolio management uses a combination of three analytical disciplines: bottom-up research, growth orientation and analysis of global themes.3 As of its fiscal year-end, the fund was diversified among 12 themes, as outlined in the table on page 4 and 5.

Of the fund's 12 themes, all but two produced a positive absolute return during the year. Only four of the themes generated a return above that of the MSCI World Index, however, which helps account for the fund's underperformance. A key factor in our shortfall was the fact that a number of large investments — such as Bank of America Corp., Morgan Stanley and General Motors Co. — did not perform according to our expectations. We have sold our underperforming positions where appropriate, but in most cases — particularly in the banking, pharmaceutical and wind energy sectors, along with the three stocks mentioned above — we continue to believe market prices will ultimately reflect our views regarding the true value of our investments.
Fund Assets by Theme, as of August 31, 2011 (as a % of Investment Portfolio)
Supply Chain Dominance Holds companies that are gaining leverage over their suppliers, customers and competitors through economies of scale and/or cost savings Largest holding: Deutsche Lufthansa AG	18.9%
Disequilibria Focuses on situations where investors do not fully understand the capacity of an industry or a company to adapt to a structural change Largest holding: Telefonaktiebolaget LM Ericsson	16.8%
Personalized Medicine Seeks companies at the forefront of the shift in medical care to "predict-and-prevent" from "identify-and-cure" Largest holding: Laboratory Corp. of America Holdings	10.7%
Global Agribusiness Seeks companies that stand to benefit from the rapidly changing dietary needs of a growing global population Largest holding: The Mosaic Co.	9.8%
Distressed Companies Seeks companies that are priced at low valuations due to unwarranted pessimism or short-term misperceptions of risk Largest holding: INPEX Corp.	9.4%
Large Units/Bottom Billion Invests in companies that are benefiting from the bottom billion population segment in the very poor emerging markets countries Largest holding: Unilever NV	8.7%
Talent & Ingenuity Invests in companies that thrive on human talent rather than relying on hard assets Largest holding: Morgan Stanley	7.4%
Asymmetric Negotiators Invests in companies whose access to resources in limited supply provides them with pricing power Largest holding: Exxon Mobil Corp.	6.1%
Market Hedge Holds defensive companies that can provide a cushion against downside risk in the broader market Largest holding: Newmont Mining Corp.	3.7%
Security Seeks to identify companies that provide the resources necessary to protect people, their assets and information Largest holding: Julius Baer Group Ltd.	3.3%
Indian Ocean Seeks to capitalize on the regions emergence as an epicenter for competition between China, India and other players for trade, resources, security and general hegemony. Largest holding: ICICI Bank Ltd.	3.0%
Private/Public Partnerships Invests in companies that partner with governments and regulators Largest holding: Deutsche Post AG	2.2%

Source: Global Thematic Partners, LLC

Positive Contributors to Fund Performance

Our top-performing theme was Market Hedge, which seeks exposure to companies with hard assets, or self-financing firms with cash flows that are not dependent on the health of the broad economy. We have a particular preference for companies such as those in the tobacco sector, whose profit margins are less impacted by the economic cycle. Our top individual performers were the gold producer Newmont Mining Corp., which was boosted by the sharp rise in the gold price, and the Korean tobacco company KT&G Corp.*

The fund's next-best theme was Asymmetric Negotiators, which invests in energy and natural resources companies. Both market segments performed very well in the first six to nine months of the period, thanks to the strength in commodity prices during that time. Notable outperformers were the mining company Anglo American PLC* and the Russian natural gas provider Gazprom OAO.* While oil and metals producers have been the primary recent contributors in Asymmetric Negotiators, we are currently reexamining opportunities in areas that have lagged, such as US natural gas stocks and global steel companies.

Our theme Global Agribusiness also delivered market-beating performance, thanks to the robust contributions from stocks, such as the Brazilian port operator Santos Brasil SA*, the fertilizer company The Mosaic Co. and the seed and agricultural chemical producer Monsanto Co. Prices for agricultural commodities remain firm on a year-over-year basis, indicating that farmers' operating margins remain strong. Farm income levels are higher than in 2008, yet companies that sell to these agricultural producers have experienced poor stock price performance for several months. Seeing this as a disconnect, we increased the fund's position in the Global Agribusiness theme throughout the latter half of the annual period.

The fund's Personalized Medicine theme also outperformed the broader market by a wide margin. Kinetic Concepts, Inc., a manufacturer of devices that improve the healing process from wounds and surgeries, and Herbalife Ltd.,* a nutrition and weight management company, both delivered triple-digit returns in the time they were held in the fund. We remain enthusiastic on the outlook for this theme, as the companies we own command leading positions in technologies that are shaping the field. We are therefore maintaining our position in an area that we believe will define the future of medicine and that promises to reduce spending on health care significantly in the years ahead.

Negative Contributors to Fund Performance

The fund's largest detractor was the theme Indian Ocean, where several of our holdings — including the Indian stocks ICICI Bank Ltd. and Deccan Chronicle Holdings Ltd.* — failed to live up to expectations. Although Indian Ocean underperformed during the annual period, we continue to find very good value in many of our investments in this theme.

The only other theme that finished with a negative return was Public/Private Partnerships (PPP). We believe the theme's fundamental underpinnings are strong, but with the problems with public finances in the west, governments are likely to outsource more of their work. Given the strength of corporate balance sheets and the rapid deterioration of government public balance sheets, we believe a significant ramp-up in PPP projects is inevitable.

Our Distressed Companies and Disequilibria themes were both pressured by the substantial underperformance of financial stocks, such as Popular, Inc., Bank of America Corp. and Commerzbank AG. We believe that the sustainable earnings potential of these companies, even under very stressed conditions, is vastly underestimated by current market valuations.

Similarly, we hold a positive long-term view on our Large Units/Bottom Billion theme, despite its recent underperformance. The world's emerging economies are benefiting from rising domestic demand and are relying less on the developed economy to deliver long-term growth. China, for instance, is targeting growth in its urbanization rate from 47% in 2010 to 55% at 2015.4 This implies that 150 million people will move to urban areas in China within the next five years. The government is also striving to reverse the trend of declining labor compensation, while pension and health care programs are being set up to cover the 900 million people who currently lack coverage. With higher income, better social welfare and a lower savings rate, we believe booming domestic consumption in the emerging markets indicates a compelling long-term opportunity for the Large Units/Bottom Billion theme.

The fund's Supply Chain Dominance theme performed well on an absolute basis, but lagged the MSCI World Index due to its holdings in alternative-energy companies, such as Vestas Wind Systems AS and Trina Solar Ltd. Still, this theme remains rich in opportunity, as slower economic growth has led to the elimination of some players in various industries. We believe this leaves the remaining companies in a stronger position due to less competition. We continue to invest in unique franchises, such as Deutsche Lufthansa AG, which is benefitting from improving travel volumes, and Samsung Electronics Co., Ltd., which we believe is well positioned to manage the transition from traditional DRAM chips to NAND flash memory chips.

Our themes Talent & Ingenuity and Security both finished the year with positive, double-digit returns, but they nonetheless fell short of the 14.46% gain of the MSCI World Index.

At the end of 2010, we discontinued the New Annuities theme. This theme, which sought companies that have predictable long-term returns and high dividends generated by diverse product lines, had run its course over very many years. The waning pool of attractive risk/reward opportunities in this idea signaled that the market had caught up with our thesis, and the theme was sparsely populated throughout 2010 as a result.

Outlook and Positioning

We positioned the portfolio for a higher-risk environment throughout much of the year, as none of the government and central bank-sponsored stopgap measures have addressed the question of government solvency in critical parts of Europe. We have been carefully watching fundamental economic indicators, and we have spent a great deal of time researching the issue of government finances. As a result, the risk of unsustainable economic policies has impacted our positioning. While we believe in the end that equities are a store of value, we think richly valued stocks will be more likely to underperform in a scenario of emerging fiscal instability. This thinking forms the basis for our relatively conservative approach.

Ultimately, we believe the situation in Europe will play a major role in the performance of the world financial markets and, by extension, the fund. If the crisis worsens significantly, we would expect that the performance of individual stocks would decouple from fundamentals as they did in the 2007-2008 period. Still, we choose to construct our portfolio in a way that retains its fundamental thematic merits rather than rolling the dice by wagering on a "risk-on" or "risk-off" global scenario. In 2008, our decision to maintain our fundamental course was ultimately rewarded once the markets rebounded in 2009 and 2010. Our approach, therefore, has been to tilt the portfolio towards the proven and the tested approach, and we are willing to sacrifice some short-term return in order to seek to safeguard capital in case the outlook for Europe deteriorates.

As always, our primary focus is on deepening our knowledge of the fund's investment themes and seeking to take advantage of dislocations in the markets.

Investment Advisor

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Global Thematic Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

DWS Investments is the retail brand name in the US for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

Subadvisor

Global Thematic Partners, LLC ("GTP"), New York, New York, is the subadvisor for the fund. GTP manages and advises assets on behalf of institutional clients and retail funds, providing global expertise in research, portfolio management and quantitative analysis.

Portfolio Manager

Oliver Kratz

Global Thematic Partners, LLC

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

2 The Lipper Global Multi-Cap Core Funds category consists of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Category returns assume reinvestment of dividends. It is not possible to invest directly in a Lipper category.

3 Bottom-up research is when portfolio management looks for individual companies that it believes have a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors. Growth orientation is when portfolio management generally looks for companies that it believes have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects. Analysis of global themes is when portfolio management considers global economic outlooks, seeking to identify industries and companies that are likely to benefit from social, political and economic changes.

4 Source: Global Thematic Partners LLC, March 2011

* Not held in the portfolio as of August 31, 2011.

Performance Summary August 31, 2011
Average Annual Total Returns as of 8/31/11
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	9.07%	-1.40%	-1.33%	4.80%
Class B	8.20%	-2.23%	-2.16%	3.93%
Class C	8.24%	-2.14%	-2.07%	4.01%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	2.80%	-3.32%	-2.49%	4.18%
Class B (max 4.00% CDSC)	5.20%	-2.88%	-2.30%	3.93%
Class C (max 1.00% CDSC)	8.24%	-2.14%	-2.07%	4.01%
No Sales Charges					Life of Institutional Class*
Class R	8.71%	-1.70%	-1.60%	4.54%	N/A
Class S	9.34%	-1.12%	-1.07%	5.10%	N/A
Institutional Class	9.42%	-1.03%	N/A	N/A	-0.60%
MSCI World Index+	14.46%	-1.28%	-0.21%	3.69%	-1.28%

* Institutional Class commenced operations on August 26, 2008. Index returns began on August 31, 2008.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2010 are 1.50%, 2.30%, 2.23%, 1.85%, 1.23% and 1.20% for Class A, Class B, Class C, Class R, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class R shares for the period prior to its inception on November 3, 2003 are derived from the historical performance of Class S shares of DWS Global Thematic Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Global Thematic Fund — Class A [] MSCI World Index+

Yearly periods ended August 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R	Class S	Institutional Class
Net Asset Value: 8/31/11	$22.04	$21.12	$21.28	$22.00	$21.99	$21.99
8/31/10	$20.29	$19.52	$19.66	$20.24	$20.23	$20.24
Distribution Information: Twelve Months as of 8/31/11: Income Dividends	$.09	$—	$—	$.003	$.15	$.16

Lipper Rankings — Global Multi-Cap Core Funds Category as of 8/31/11
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	98	of	122	80
3-Year	64	of	97	66
5-Year	45	of	64	70
10-Year	13	of	29	44
Class B 1-Year	105	of	122	86
3-Year	79	of	97	81
5-Year	58	of	64	90
10-Year	18	of	29	60
Class C 1-Year	103	of	122	84
3-Year	77	of	97	79
5-Year	56	of	64	87
10-Year	17	of	29	57
Class R 1-Year	99	of	122	81
3-Year	73	of	97	75
5-Year	49	of	64	76
Class S 1-Year	96	of	122	79
3-Year	61	of	97	63
5-Year	41	of	64	64
10-Year	10	of	29	34
Institutional Class 1-Year	95	of	122	78
3-Year	58	of	97	60

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2011 to August 31, 2011).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.
Expenses and Value of a $1,000 Investment for the six months ended August 31, 2011
Actual Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 3/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/11	$889.10	$885.50	$885.90	$887.80	$890.60	$890.70
Expenses Paid per $1,000*	$7.24	$10.88	$10.70	$8.71	$5.77	$5.77
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 3/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/11	$1,017.54	$1,013.66	$1,013.86	$1,015.98	$1,019.11	$1,019.11
Expenses Paid per $1,000*	$7.73	$11.62	$11.42	$9.30	$6.16	$6.16

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class S	Institutional Class
DWS Global Thematic Fund	1.52%	2.29%	2.25%	1.83%	1.21%	1.21%

For more information, please refer to the Fund's prospectus.

Portfolio Summary
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	8/31/11	8/31/10

Common Stocks	95%	99%
Cash Equivalents	3%	—
Participatory Notes	1%	1%
Preferred Stock	1%	—
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	8/31/11	8/31/10

United States	41%	38%
Europe (excluding United Kingdom)	29%	22%
Pacific Basin (excluding Japan)	9%	10%
Latin America	8%	6%
Japan	5%	5%
Africa	3%	4%
Middle East	2%	1%
United Kingdom	2%	11%
Other	1%	3%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	8/31/11	8/31/10

Financials	17%	26%
Information Technology	15%	12%
Health Care	13%	15%
Industrials	13%	14%
Materials	11%	6%
Energy	10%	5%
Consumer Discretionary	8%	3%
Consumer Staples	6%	8%
Telecommunication Services	4%	8%
Utilities	3%	3%
	100%	100%

Asset allocation, geographical and sector diversification are subject to change.
Ten Largest Equity Holdings at August 31, 2011 (23.2% of Net Assets)	Country	Percent
1. Newmont Mining Corp. Explorer and developer of mineral property	United States	2.9%
2. The Mosaic Co. Provides and distributes crop nutrients	United States	2.5%
3. Deutsche Lufthansa AG Provider of passenger and cargo air transportation services worldwide	Germany	2.5%
4. Unilever NV Manufactures foods and home and personal care products	Netherlands	2.4%
5. Telefonaktiebolaget LM Ericsson Producer of advanced systems and products for wired and mobile communications	Sweden	2.3%
6. Samsung Electronics Co., Ltd. Manufacturer of electronic parts	Korea	2.2%
7. Siemens AG Manufacturer of electrical and electronic equipment	Germany	2.2%
8. Laboratory Corp. of America Holdings Developer of medical tests used in patient diagnosis, monitoring and treatment	United States	2.1%
9. INPEX Corp. A holding company established through the reorganization of INPEX Corp. and Teikoku Oil	Japan	2.1%
10. Life Technologies Corp. Develops biotechnology tools used by researchers	United States	2.0%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of August 31, 2011
	Shares	Value ($)

Common Stocks 94.4%
Austria 2.2%
Erste Group Bank AG	469,092	17,018,580
Raiffeisen Bank International AG	115,807	4,822,907
(Cost $21,842,052)		21,841,487
Bahrain 0.4%
Aluminium Bahrain 144A (GDR) (Cost $4,443,880)	370,015	3,959,160
Bermuda 0.5%
Lazard Ltd. "A" (a) (Cost $5,085,082)	166,935	4,869,494
Brazil 4.4%
All America Latina Logistica SA	1,205,366	6,988,836
Gol Linhas Aereas Inteligentes SA (ADR) (b)	498,214	3,876,105
Itau Unibanco Holding SA (ADR) (Preferred) (b)	319,970	5,810,655
Petroleo Brasileiro SA (ADR)	425,955	12,373,993
SLC Agricola SA	1,088,574	10,811,203
Tam SA (ADR) (b)	197,055	4,126,332
(Cost $52,376,410)		43,987,124
China 2.3%
Home Inns & Hotels Management, Inc. (ADR)* (b)	124,800	4,772,352
Li Ning Co., Ltd. (b)	1,709,610	2,355,133
Mindray Medical International Ltd. (ADR) (b)	416,281	10,844,120
Trina Solar Ltd. (ADR)* (b)	334,124	5,305,889
(Cost $30,209,408)		23,277,494
Colombia 0.3%
Bancolombia SA (ADR) (b) (Cost $2,163,540)	39,526	2,600,020
Denmark 0.5%
Vestas Wind Systems AS* (Cost $8,003,732)	248,713	5,228,281
Egypt 0.5%
Orascom Telecom Holding SAE (GDR) REG S* (Cost $2,876,087)	1,643,619	4,904,426
Germany 12.2%
Axel Springer AG	276,814	11,809,669
Commerzbank AG*	5,269,282	15,679,856
Deutsche Lufthansa AG (Registered)	1,448,926	24,486,210
Deutsche Post AG (Registered)	673,970	10,285,895
E.ON AG	421,327	9,235,322
HeidelbergCement AG	105,867	4,530,549
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	149,680	19,568,641
RWE AG	115,450	4,339,597
Siemens AG (Registered)	207,219	21,327,515
(Cost $145,010,378)		121,263,254
Greece 0.3%
Hellenic Exchanges SA (Cost $3,427,344)	476,007	2,903,625
India 2.7%
ICICI Bank Ltd. (ADR) (b)	329,854	12,983,053
Larsen & Toubro Ltd.	169,394	5,971,549
Reliance Industries Ltd.	464,472	7,958,312
(Cost $29,939,039)		26,912,914
Indonesia 0.6%
PT Semen Gresik (Persero) Tbk (Cost $3,980,654)	5,145,698	5,610,492
Israel 1.8%
NICE Systems Ltd. (ADR)*	96,326	3,006,334
Teva Pharmaceutical Industries Ltd. (ADR) (b)	359,911	14,885,919
(Cost $20,170,483)		17,892,253
Japan 5.0%
Dai-ichi Life Insurance Co., Ltd.	3,259	3,821,215
FANUC Corp.	31,400	5,239,805
Hitachi Ltd.	1,867,000	10,115,149
INPEX Corp.	3,067	20,789,376
Mitsubishi UFJ Financial Group, Inc.	2,055,100	9,300,194
(Cost $42,775,826)		49,265,739
Kazakhstan 0.0%
Kazakhstan Kagazy PLC 144A (GDR)* (Cost $10,316,996)	2,034,763	101,738
Korea 2.2%
Samsung Electronics Co., Ltd. (Cost $21,726,672)	31,059	21,780,511
Mexico 0.1%
Grupo Aeroportuario del Sureste SAB de CV (ADR) (Cost $1,068,341)	21,644	1,244,530
Netherlands 5.8%
Koninklijke (Royal) KPN NV	676,818	9,584,167
QIAGEN NV*	437,817	6,766,857
TNT Express NV	607,739	5,665,630
Unilever NV (CVA)	712,640	24,117,382
VimpelCom Ltd. (ADR)	979,923	11,200,520
(Cost $60,802,431)		57,334,556
Panama 1.8%
Copa Holdings SA "A" (Cost $12,763,357)	259,066	17,906,642
Puerto Rico 1.0%
Popular, Inc.* (b) (Cost $14,411,884)	4,926,983	10,248,125
Russia 0.0%
Aeroflot-Russian Airlines (Cost $507,363)	192,346	378,863
South Africa 2.2%
MTN Group Ltd.	538,714	11,109,493
Murray & Roberts Holdings Ltd.	551,335	2,192,505
Standard Bank Group Ltd.	635,832	9,072,557
(Cost $19,204,011)		22,374,555
Spain 0.1%
Distribuidora Internacional de Alimentacion SA* (Cost $1,249,572)	222,509	958,903
Sweden 2.3%
Telefonaktiebolaget LM Ericsson "B" (Cost $23,446,616)	2,006,626	22,512,367
Switzerland 2.8%
Julius Baer Group Ltd.*	291,523	11,928,605
Roche Holding AG (Genusschein)	89,255	15,624,132
(Cost $25,027,473)		27,552,737
Taiwan 0.8%
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR) (Cost $8,518,745)	697,651	8,350,882
Thailand 0.1%
Seamico Securities PCL (Foreign Registered)* (Cost $2,627,748)	23,721,700	1,321,830
United Kingdom 1.4%
Tesco PLC (Cost $14,547,819)	2,233,323	13,701,223
United States 40.1%
Abbott Laboratories	268,849	14,117,261
Advanced Micro Devices, Inc.* (b)	1,540,165	10,519,327
AGCO Corp.*	195,895	8,392,142
Allscripts Healthcare Solutions, Inc.*	522,141	9,375,042
Apple, Inc.*	31,715	12,204,883
Archer-Daniels-Midland Co. (b)	292,256	8,323,451
Ashland, Inc.	148,205	7,856,347
Bank of America Corp. (b)	1,769,221	14,454,536
Calpine Corp.*	882,379	12,997,443
Chevron Corp. (b)	154,212	15,253,109
Cisco Systems, Inc.	864,924	13,562,008
Electronic Arts, Inc.*	244,562	5,522,210
Exxon Mobil Corp.	219,574	16,257,259
General Motors Co.*	540,846	12,996,529
Interpublic Group of Companies, Inc. (b)	844,652	7,289,347
iRobot Corp.*	49,353	1,373,000
Kinetic Concepts, Inc.*	123,786	8,360,506
Laboratory Corp. of America Holdings* (b)	253,788	21,198,912
Life Technologies Corp.*	478,113	20,080,746
Medco Health Solutions, Inc.*	138,327	7,489,024
Monsanto Co. (b)	288,757	19,904,020
Morgan Stanley	742,405	12,992,088
NCR Corp.* (b)	569,225	9,807,747
New York Times Co. "A"* (b)	562,489	4,601,160
Newmont Mining Corp.	467,507	29,275,288
Quest Software, Inc.* (b)	286,698	4,939,807
RadioShack Corp. (b)	443,043	5,763,989
Rock-Tenn Co. "A"	120,965	6,492,192
Schlumberger Ltd.	129,568	10,121,852
Symantec Corp.*	968,180	16,604,287
The Mosaic Co. (b)	351,824	25,025,241
Whirlpool Corp. (b)	184,621	11,573,890
Williams Companies, Inc.	523,867	14,139,170
(Cost $417,361,489)		398,863,813
Total Common Stocks (Cost $1,005,884,432)		939,147,038

Preferred Stock 1.4%
Germany
Volkswagen AG (Cost $14,125,877)	86,064	14,301,200

Participatory Notes 0.7%
Jordan 0.2%
Arab Bank PLC (issuer HSBC Bank PLC), Expiration Date 4/12/2013 (Cost $2,349,577)	145,961	1,749,268
Nigeria 0.3%
Bank of Nigeria (issuer HSBC Bank PLC), Expiration Date 11/5/2013*	32,614,400	2,246,154
Zenith Bank Ltd. (issuer Morgan Stanley BV), Expiration Date 3/25/2013*	12,045,819	935,430
(Cost $3,884,924)		3,181,584
Pakistan 0.1%
National Bank of Pakistan (issuer Merrill Lynch International & Co.), Expiration Date 2/25/2015* (Cost $844,252)	1,190,704	504,531
Saudi Arabia 0.1%
Yanbu National Petrochemicals Co. (issuer HSBC Bank PLC), Expiration Date 1/7/2013 (Cost $914,323)	76,219	894,279
Total Participatory Notes (Cost $7,993,076)		6,329,662

	Principal Amount ($)	Value ($)

Other Investments 0.1%
Brazil
Companhia Vale do Rio Doce (Cost $0)	389,000	1,363,541

	Shares	Value ($)

Securities Lending Collateral 12.3%
Daily Assets Fund Institutional, 0.13% (c) (d) (Cost $121,906,252)	121,906,252	121,906,252

Cash Equivalents 2.8%
Central Cash Management Fund, 0.09% (c) (Cost $27,815,729)	27,815,729	27,815,729

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,177,725,366)+	111.7	1,110,863,422
Other Assets and Liabilities, Net	(11.7)	(116,200,647)
Net Assets	100.0	994,662,775

* Non-income producing security.

+ The cost for federal income tax purposes was $1,177,202,351. At August 31, 2011, net unrealized depreciation for all securities based on tax cost was $66,338,929. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $51,497,846 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $117,836,775.

(a) Listed on the New York Stock Exchange.

(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at August 31, 2011 amounted to $119,195,832, which is 12.0% of net assets.

(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

CVA: Certificaten Van Aandelen

GDR: Global Depositary Receipt

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, US persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks and Other Investments (e)
Austria	$—	$21,841,487	$—	$21,841,487
Bahrain	—	3,959,160	—	3,959,160
Bermuda	4,869,494	—	—	4,869,494
Brazil	43,987,124	—	—	43,987,124
China	20,922,361	2,355,133	—	23,277,494
Colombia	2,600,020	—	—	2,600,020
Denmark	—	5,228,281	—	5,228,281
Egypt	—	4,904,426	—	4,904,426
Germany	—	135,564,454	—	135,564,454
Greece	—	2,903,625	—	2,903,625
India	12,983,053	13,929,861	—	26,912,914
Indonesia	—	5,610,492	—	5,610,492
Israel	17,892,253	—	—	17,892,253
Japan	—	49,265,739	—	49,265,739
Kazakhstan	—	101,738	—	101,738
Korea	—	21,780,511	—	21,780,511
Mexico	1,244,530	—	—	1,244,530
Netherlands	11,200,520	46,134,036	—	57,334,556
Panama	17,906,642	—	—	17,906,642
Puerto Rico	10,248,125	—	—	10,248,125
Russia	—	378,863	—	378,863
South Africa	—	22,374,555	—	22,374,555
Spain	—	958,903	—	958,903
Sweden	—	22,512,367	—	22,512,367
Switzerland	—	27,552,737	—	27,552,737
Taiwan	8,350,882	—	—	8,350,882
Thailand	—	1,321,830	—	1,321,830
United Kingdom	—	13,701,223	—	13,701,223
United States	398,863,813	—	—	398,863,813
Participatory Notes (e)	—	6,329,662	—	6,329,662
Other Investments	—	—	1,363,541	1,363,541
Short-Term Investments (e)	149,721,981	—	—	149,721,981
Total	$700,790,798	$408,709,083	$1,363,541	$1,110,863,422

There have been no transfers between Level 1 and Level 2 fair value measurements during the year ended August 31, 2011.

(e) See Investment Portfolio for additional detailed categorizations.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investment for which significant unobservable inputs were used in determining value:
	Common Stocks	Other Investments
	China	Brazil	Total
Balance as of August 31, 2010	$7,858,910	$946,890	$8,805,800
Realized gain (loss)	1,700,156	—	1,700,156
Change in unrealized appreciation (depreciation)	(357,015)	416,651	59,636
Amortization premium/discount	—	—	—
Net purchases (sales)	(9,202,051)	—	(9,202,051)
Transfers into Level 3	—	—	—
Transfers (out) of Level 3	—	—	—
Balance as of August 31, 2011	$—	$1,363,541	$1,363,541
Net change in unrealized appreciation (depreciation) from investments still held as of August 31, 2011	$—	$416,651	$416,651

Transfers between price levels are recognized at the beginning of the reporting period.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of August 31, 2011
Assets
Investments: Investments in non-affiliated securities, at value (cost $1,028,003,385) — including $119,195,832 of securities loaned	$961,141,441
Investment in Daily Assets Fund Institutional (cost $121,906,252)*	121,906,252
Investment in Central Cash Management Fund (cost $27,815,729)	27,815,729
Total investments in securities, at value (cost $1,177,725,366)	1,110,863,422
Cash	4
Foreign currency, at value (cost $676,968)	677,026
Receivable for investments sold	11,053,673
Receivable for Fund shares sold	224,967
Dividends receivable	913,062
Interest receivable	71,998
Foreign taxes recoverable	211,008
Other assets	49,052
Total assets	1,124,064,212
Liabilities
Payable upon return of securities loaned	121,906,252
Payable for investments purchased	4,408,599
Payable for Fund shares redeemed	1,475,711
Accrued management fee	734,746
Other accrued expenses and payables	876,129
Total liabilities	129,401,437
Net assets, at value	$994,662,775
Net Assets Consist of
Undistributed net investment income	11,817,870
Net unrealized appreciation (depreciation) on: Investments	(66,861,944)
Foreign currency	11,959
Accumulated net realized gain (loss)	(601,662,758)
Paid-in capital	1,651,357,648
Net assets, at value	$994,662,775

* Represents collateral on securities loaned.
Statement of Assets and Liabilities as of August 31, 2011 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($142,671,260 ÷ 6,471,840 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$22.04
Maximum offering price per share (100 ÷ 94.25 of $22.04)	$23.38
Class B Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($14,126,864 ÷ 668,875 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$21.12
Class C Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($56,471,524 ÷ 2,654,102 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)	$21.28
Class R Net Asset Value, offering and redemption price(a) per share ($32,555,638 ÷ 1,479,895 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$22.00
Class S Net Asset Value, offering and redemption price(a) per share ($709,376,948 ÷ 32,260,183 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$21.99
Institutional Class Net Asset Value, offering and redemption price(a) per share ($39,460,541 ÷ 1,794,214 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$21.99

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended August 31, 2011
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,825,916)	$25,631,783
Interest	1,356
Income distributions — Central Cash Management Fund	21,634
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	1,039,658
Total income	26,694,431
Expenses: Management fee	10,216,277
Administration fee	1,161,001
Services to shareholders	2,002,169
Distribution and service fees	1,556,083
Custodian fee	362,482
Professional fees	144,751
Reports to shareholders	137,787
Registration fees	82,043
Directors' fees and expenses	34,011
Other	126,443
Total expenses	15,823,047
Net investment income (loss)	10,871,384
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments (net of foreign taxes of $526,308)	143,097,315
Foreign currency	(1,604,872)
141,492,443
Change in net unrealized appreciation (depreciation) on: Investments (including deferred foreign tax credit of $47,723)	(40,662,318)
Foreign currency	(10,875)
(40,673,193)
Net gain (loss)	100,819,250
Net increase (decrease) in net assets resulting from operations	$111,690,634

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended August 31,
Increase (Decrease) in Net Assets	2011	2010
Operations: Net investment income (loss)	$10,871,384	$5,489,099
Net realized gain (loss)	141,492,443	169,454,168
Change in net unrealized appreciation (depreciation)	(40,673,193)	(112,746,965)
Net increase (decrease) in net assets resulting from operations	111,690,634	62,196,302
Distributions to shareholders from: Net investment income: Class A	(712,888)	(1,723,267)
Class R	(5,579)	(183,355)
Class S	(5,291,410)	(8,434,771)
Institutional Class	(146,780)	(254,079)
Total distributions	(6,156,657)	(10,595,472)
Fund share transactions: Proceeds from shares sold	88,344,124	129,390,933
Reinvestment of distributions	5,630,438	9,706,109
Payments for shares redeemed	(280,804,140)	(262,269,020)
Redemption fees	17,359	6,314
Net increase (decrease) in net assets from Fund share transactions	(186,812,219)	(123,165,664)
Increase from regulatory settlements (see Note G)	307,391	1,314,855
Increase (decrease) in net assets	(80,970,851)	(70,249,979)
Net assets at beginning of period	1,075,633,626	1,145,883,605
Net assets at end of period (including undistributed net investment income of $11,817,870 and $5,254,703, respectively)	$994,662,775	$1,075,633,626

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended August 31,
Class A	2011		2010		2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$20.29		$19.43		$23.43	$35.81	$35.02
Income (loss) from investment operations: Net investment income (loss)a	.18		.07		.17	.07	.30	c
Net realized and unrealized gain (loss)	1.65		.93		(4.06)	(5.82)	6.60
Total from investment operations	1.83		1.00		(3.89)	(5.75)	6.90
Less distributions from: Net investment income	(.09)		(.16)		(.02)	(.25)	(.11)
Net realized gains	—		—		(.09)	(6.38)	(6.00)
Total distributions	(.09)		(.16)		(.11)	(6.63)	(6.11)
Increase from regulatory settlements	.01	d	.02	d	—	—	—
Redemption fees	.00	*	.00	*	.00 *	.00 *	.00	*
Net asset value, end of period	$22.04		$20.29		$19.43	$23.43	$35.81
Total Return (%)b	9.07	d	5.26	d	(16.49)	(19.49)	21.19	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	143		186		219	431	560
Ratio of expenses (%)	1.52		1.50		1.59	1.44	1.40
Ratio of net investment income (loss) (%)	.78		.36		1.08	.25	.85	c
Portfolio turnover rate (%)	137		171		210	202	151
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase of net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.003% lower.
d Includes a non-recurring payment from the Advisor which amounted to $0.009 per share for the period ended August 31, 2010 recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note G). The Fund also received $0.006 and $0.014 per share of non-affiliated regulatory settlements for the periods ended August 31, 2011 and 2010, respectively. Excluding these non-recurring payments, total return would have been 0.03% and 0.11% lower for the periods ended August 31, 2011 and 2010, respectively.
* Amount is less than $.005.

	Years Ended August 31,
Class B	2011		2010		2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$19.52		$18.71		$22.75	$34.97	$34.50
Income (loss) from investment operations: Net investment income (loss)a	.02		(.08)		.04	(.17)	.00	c*
Net realized and unrealized gain (loss)	1.57		.87		(3.99)	(5.67)	6.47
Total from investment operations	1.59		.79		(3.95)	(5.84)	6.47
Less distributions from: Net realized gains	—		—		(.09)	(6.38)	(6.00)
Increase from regulatory settlements	.01	d	.02	d	—	—	—
Redemption fees	.00	*	.00	*	.00 *	.00 *	.00	*
Net asset value, end of period	$21.12		$19.52		$18.71	$22.75	$34.97
Total Return (%)b	8.20	d	4.33	d	(17.26)	(20.20)	20.21	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14		17		20	31	41
Ratio of expenses (%)	2.31		2.30		2.48	2.28	2.27
Ratio of net investment income (loss) (%)	.00		(.44)		.18	(.59)	(.02	)c
Portfolio turnover rate (%)	137		171		210	202	151
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase of net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.003% lower.
d Includes a non-recurring payment from the Advisor which amounted to $0.009 per share for the period ended August 31, 2010 recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note G). The Fund also received $0.006 and $0.014 per share of non-affiliated regulatory settlements for the periods ended August 31, 2011 and 2010, respectively. Excluding these non-recurring payments, total return would have been 0.03% and 0.11% lower for the periods ended August 31, 2011 and 2010, respectively.
* Amount is less than $.005.

	Years Ended August 31,
Class C	2011		2010		2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$19.66		$18.82		$22.85	$35.07	$34.55
Income (loss) from investment operations: Net investment income (loss)a	.03		(.07)		.05	(.14)	.04	c
Net realized and unrealized gain (loss)	1.58		.89		(3.99)	(5.70)	6.48
Total from investment operations	1.61		.82		(3.94)	(5.84)	6.52
Less distributions from: Net realized gains	—		—		(.09)	(6.38)	(6.00)
Increase from regulatory settlements	.01	d	.02	d	—	—	—
Redemption fees	.00	*	.00	*	.00 *	.00 *	.00	*
Net asset value, end of period	$21.28		$19.66		$18.82	$22.85	$35.07
Total Return (%)b	8.24	d	4.46	d	(17.13)	(20.10)	20.31	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	56		74		88	173	223
Ratio of expenses (%)	2.26		2.23		2.37	2.19	2.16
Ratio of net investment income (loss) (%)	.04		(.37)		.29	(.49)	.09	c
Portfolio turnover rate (%)	137		171		210	202	151
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase of net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.003% lower.
d Includes a non-recurring payment from the Advisor which amounted to $0.009 per share for the period ended August 31, 2010 recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note G). The Fund also received $0.006 and $0.014 per share of non-affiliated regulatory settlements for the periods ended August 31, 2011 and 2010, respectively. Excluding these non-recurring payments, total return would have been 0.03% and 0.11% lower for the periods ended August 31, 2011 and 2010, respectively.
* Amount is less than $.005.

	Years Ended August 31,
Class R	2011		2010		2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$20.24		$19.40		$23.42	$35.78	$34.98
Income (loss) from investment operations: Net investment income (loss)a	.12		.00	*	.14	(.03)	.20	b
Net realized and unrealized gain (loss)	1.63		.93		(4.07)	(5.80)	6.62
Total from investment operations	1.75		.93		(3.93)	(5.83)	6.82
Less distributions from: Net investment income	(.00	)*	(.11)		—	(.15)	(.02)
Net realized gains	—		—		(.09)	(6.38)	(6.00)
Total distributions	(.00	)*	(.11)		(.09)	(6.53)	(6.02)
Increase from regulatory settlements	.01	c	.02	c	—	—	—
Redemption fees	.00	*	.00	*	.00 *	.00 *	.00	*
Net asset value, end of period	$22.00		$20.24		$19.40	$23.42	$35.78
Total Return (%)	8.71	c	4.85	c	(16.67)	(19.69)	20.91	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	33		37		34	47	7
Ratio of expenses (%)	1.80		1.85		1.83	1.72	1.68
Ratio of net investment income (loss) (%)	.50		.01		.83	(.10)	.57	b
Portfolio turnover rate (%)	137		171		210	202	151
a Based on average shares outstanding during the period.
b Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase of net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.006% lower.
c Includes a non-recurring payment from the Advisor which amounted to $0.009 per share for the period ended August 31, 2010 recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note G). The Fund also received $0.006 and $0.014 per share of non-affiliated regulatory settlements for the periods ended August 31, 2011 and 2010, respectively. Excluding these non-recurring payments, total return would have been 0.03% and 0.11% lower for the periods ended August 31, 2011 and 2010, respectively.
* Amount is less than $.005.

	Years Ended August 31,
Class S	2011		2010		2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$20.23		$19.38		$23.36	$35.73	$34.99
Income (loss) from investment operations: Net investment income (loss)a	.26		.13		.22	.15	.38	b
Net realized and unrealized gain (loss)	1.64		.92		(4.05)	(5.82)	6.58
Total from investment operations	1.90		1.05		(3.83)	(5.67)	6.96
Less distributions from: Net investment income	(.15)		(.22)		(.06)	(.32)	(.22)
Net realized gains	—		—		(.09)	(6.38)	(6.00)
Total distributions	(.15)		(.22)		(.15)	(6.70)	(6.22)
Increase from regulatory settlements	.01	c	.02	c	—	—	—
Redemption fees	.00	*	.00	*	.00 *	.00 *	.00	*
Net asset value, end of period	$21.99		$20.23		$19.38	$23.36	$35.73
Total Return (%)	9.34	c	5.57	c	(16.24)	(19.30)	21.48	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	709		741		766	1,081	1,440
Ratio of expenses (%)	1.21		1.23		1.30	1.19	1.18
Ratio of net investment income (loss) (%)	1.09		.63		1.36	.52	1.07	b
Portfolio turnover rate (%)	137		171		210	202	151
a Based on average shares outstanding during the period.
b Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase of net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.011% lower.
c Includes a non-recurring payment from the Advisor which amounted to $0.009 per share for the period ended August 31, 2010 recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note G). The Fund also received $0.006 and $0.014 per share of non-affiliated regulatory settlements for the periods ended August 31, 2011 and 2010, respectively. Excluding these non-recurring payments, total return would have been 0.03% and 0.11% lower for the periods ended August 31, 2011 and 2010, respectively.
* Amount is less than $.005.

	Years Ended August 31,
Institutional Class	2011		2010		2009	Period Ended 8/31/08a
Selected Per Share Data
Net asset value, beginning of period	$20.24		$19.42		$23.37	$23.07
Income (loss) from investment operations: Net investment income (loss)b	.26		.14		.24	.00	***
Net realized and unrealized gain (loss)	1.64		.92		(4.04)	.30
Total from investment operations	1.90		1.06		(3.80)	.30
Less distributions from: Net investment income	(.16)		(.26)		(.06)	—
Net realized gains	—		—		(.09)	—
Total distributions	(.16)		(.26)		(.15)	—
Increase from regulatory settlements	.01	c	.02	c	—	—
Redemption fees	.00	***	.00	***	.00 ***	.00	***
Net asset value, end of period	$21.99		$20.24		$19.42	$23.37
Total Return (%)	9.42	c	5.55	c	(16.06)	1.30	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	39		21		19	16
Ratio of expenses (%)	1.20		1.20		1.12	1.14	*
Ratio of net investment income (loss) (%)	1.10		.66		1.54	.74	*
Portfolio turnover rate (%)	137		171		210	202
a For the period from August 26, 2008 (commencement of operations of Institutional Class shares) to August 31, 2008.
b Based on average shares outstanding during the period.
c Includes a non-recurring payment from the Advisor which amounted to $0.009 per share for the period ended August 31, 2010 recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note G). The Fund also received $0.006 and $0.014 per share of non-affiliated regulatory settlements for the periods ended August 31, 2011 and 2010, respectively. Excluding these non-recurring payments, total return would have been 0.03% and 0.11% lower for the periods ended August 31, 2011 and 2010, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Global Thematic Fund (the "Fund") is a diversified series of DWS Global/International Fund, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charge. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and generally, have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Participatory Notes. The Fund invests in Participatory Notes (P-Notes). P-Notes are promissory notes designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the Fund to gain exposure to local shares in foreign markets. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign markets that they seek to replicate. Although each participation note is structured with a defined maturity date, early redemption may be possible. Risks associated with participation notes include the possible failure of a counterparty to perform in accordance with the terms of the agreement and potential delays or an inability to redeem before maturity under certain market conditions.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At August 31, 2011, the Fund had a net tax basis capital loss carryforward of approximately $602,186,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2017 ($441,473,000) and August 31, 2018 ($160,713,000), the respective expiration dates, whichever occurs first. During the year ended August 31, 2011, the Fund utilized approximately $130,603,000 of prior year capital loss carryforward.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

The Fund has reviewed the tax positions for the open tax years as of August 31, 2011 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in Passive Foreign Investment Companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2011, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income*	$11,817,870
Capital loss carryforwards	$(602,186,000)
Net unrealized appreciation (depreciation) on investments	$(73,665,301)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended August 31,
	2011	2010
Distributions from ordinary income*	$6,156,657	$10,595,472

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Purchases and Sales of Securities

During the year ended August 31, 2011, purchases and sales of investment securities (excluding short-term investments) aggregated $1,566,213,818 and $1,771,463,554, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibilities to the Fund's Subadvisor.

Global Thematic Partners, LLC ("GTP" or the "Subadvisor") serves as subadvisor. As a subadvisor to the Fund, GTP makes investment decisions and buys and sells securities for the Fund. GTP is paid by the Advisor for the services GTP provides to the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of the Fund's average daily net assets	.915%
Next $500 million of such net assets	.865%
Next $500 million of such net assets	.815%
Next $500 million of such net assets	.765%
Over $2 billion of such net assets	.715%

Accordingly, for the year ended August 31, 2011, the fee pursuant to the management agreement was equivalent to an annual effective rate of 0.88% of the Fund's average daily net assets.

For the period from September 1, 2010 through September 30, 2010, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of Class B shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 2.47%.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended August 31, 2011, the Administration Fee was $1,161,001, of which $83,180 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended August 31, 2011, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at August 31, 2011
Class A	$216,168	$34,646
Class B	17,169	2,666
Class C	59,786	9,860
Class R	3,108	524
Class S	778,283	125,515
Institutional Class	37,051	9,362
	$1,111,565	$182,573

Distribution and Service Fees. Under the Fund's Class B, Class C and Class R 12b-1 Plans, DWS Investments Distributors, Inc., ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75%, 0.75% and 0.25% of average daily net assets of each of Class B, C and R shares, respectively. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the year ended August 31, 2011, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at August 31, 2011
Class B	$130,282	$9,195
Class C	551,246	35,434
Class R	97,246	6,797
	$778,774	$51,426

In addition, DIDI provides information and administrative services for a fee ("Servicing Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2011, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at August 31, 2011	Annual Effective Rate
Class A	$454,909	$43,943	.25%
Class B	43,205	2,702	.25%
Class C	183,329	4,211	,25%
Class R	95,866	12,366	.25%
	$777,309	$63,222

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2011 aggregated $8,056.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended August 31, 2011, the CDSC for Class B and C shares aggregated $41,822 and $11,457, respectively. A deferred sales charge of up to 0.75% is assessed on certain redemptions of Class A shares. For the year ended August 31, 2011, DIDI received $3,097 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended August 31, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $21,192, of which $7,968 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") shared in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at August 31, 2011.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended August 31, 2011		Year Ended August 31, 2010
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	881,969	$21,134,611	1,795,550	$37,672,838
Class B	7,547	171,066	43,207	872,184
Class C	121,297	2,795,708	316,116	6,423,730
Class R	253,520	6,085,192	898,587	19,457,847
Class S	1,315,847	31,128,464	2,855,352	58,044,778
Institutional Class	1,097,813	27,029,083	335,158	6,919,556
		$88,344,124		$129,390,933
Shares issued to shareholders in reinvestment of distributions
Class A	28,757	$680,673	76,076	$1,614,350
Class R	230	5,446	8,412	178,426
Class S	203,649	4,797,973	362,654	7,659,254
Institutional Class	6,212	146,346	12,030	254,079
		$5,630,438		$9,706,109
Shares redeemed
Class A	(3,597,065)	$(85,474,494)	(3,984,965)	$(83,385,745)
Class B	(198,051)	(4,519,508)	(268,798)	(5,405,789)
Class C	(1,249,782)	(28,680,799)	(1,218,679)	(24,703,034)
Class R	(621,835)	(14,768,369)	(792,575)	(16,578,148)
Class S	(5,860,591)	(139,406,934)	(6,119,883)	(125,751,747)
Institutional Class	(333,286)	(7,954,036)	(309,308)	(6,444,557)
		$(280,804,140)		$(262,269,020)
Redemption fees		$17,359		$6,314
Net increase (decrease)
Class A	(2,686,339)	$(63,656,502)	(2,113,339)	$(44,096,416)
Class B	(190,504)	(4,348,184)	(225,591)	(4,533,605)
Class C	(1,128,485)	(25,884,014)	(902,563)	(18,279,267)
Class R	(368,085)	(8,677,154)	114,424	3,058,977
Class S	(4,341,095)	(103,468,217)	(2,901,877)	(60,044,431)
Institutional Class	770,739	19,221,852	37,880	729,078
		$(186,812,219)		$(123,165,664)

G. Regulatory Settlements

On December 21, 2006, the Advisor settled proceedings with the SEC and the New York Attorney General regarding alleged improper trading of fund shares. In accordance with the distribution plan, developed by a distribution consultant, settlement proceeds were distributed to shareholders of the Fund, and any unclaimed proceeds were then distributed to the Fund in the amount of $535,636. In addition, the Fund received $307,391 and $779,219 of non-affiliated regulatory settlements for the years ended August 31, 2011 and 2010, respectively. These payments were included in "Increase from regulatory settlements" in the Statement of Changes in Net Assets.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Global/International Fund, Inc. and the Shareholders of DWS Global Thematic Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Global Thematic Fund (the "Fund") at August 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
Boston, Massachusetts October 24, 2011	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

For corporate shareholders, 87% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended August 31, 2011, qualified for the dividends received deduction.

The Fund paid foreign taxes of $2,301,183 and earned $10,516,455 of foreign source income during the year ended August 31, 2011. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.05 per share as foreign taxes paid and $0.23 per share as income earned from foreign sources for the year ended August 31, 2011.

For federal income tax purposes, the Fund designates $30,203,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of August 31, 2011. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (education committees); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	112	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	112	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	112	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		112	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	112	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2011)
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	112	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; Independent Director of Barclays Bank Delaware (since September 2010); formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	112	Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	112	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Pro Publica (charitable organization) (2007-2010)	112	Director, CardioNet, Inc. (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007);
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	112	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	112	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	115	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA9 (1967) President, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds and Head of Product Management, US for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin8 (1970) Assistant Secretary, 2009-present	Director3 and Senior Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso8 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby8 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 100 Plaza One, Jersey City, NJ 07311.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 60 Wall Street, New York, NY 10005.

9 Address: 345 Park Avenue, New York, NY 10154.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources
For shareholders of Classes A, B, C, S and Institutional Class
For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Classes A, B, C and Institutional Class
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SGQAX	SGQBX	SGQCX	SCOBX	SGQIX
CUSIP Number	233379 817	233379 791	233379 783	233379 759	233379 684
Fund Number	407	607	707	2007	1407

For shareholders of Class R
Automated Information Line	DWS Investments Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site
www.dws-investments.com
Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a service representative.
Written Correspondence	DWS Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting
A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

Class R
Nasdaq Symbol	SGQRX
CUSIP Number	233379 767
Fund Number	1512

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS GLOBAL THEMATIC FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2011	$79,998	$0	$0	$18,455
2010	$79,998	$0	$0	$0

 “All Other Fees Billed to Fund” were billed for services associated with foreign tax filing.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.
Fiscal Year Ended August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2011	$0	$0	$0
2010	$7,500	$0	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2011	$18,455	$0	$0	$18,455
2010	$0	$0	$100,000	$100,000

All other engagement fees were billed for services in connection with an internal control review of a subadvisor.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
PwC advised the Fund's Audit Committee that it had identified one matter that it determined could be inconsistent with the SEC's auditor independence rules (Rule 2-01(c) of Regulation S-X). As part of a "Global Migration Support" engagement in which PwC's UK network affiliate ("PwC-UK") provided assistance to Deutsche Bank ("DB") with respect to processing internship applications for DB employees seeking short term assignments with DB in the UK, PwC-UK paid application fees on behalf of DB for six applicants at 170 pounds each (1,020 pounds in total).  PwC advised the Committee that it believes that this matter did not affect its objectivity or its impartial judgment in conducting its audit and issuing a report on the financial statements of the Fund as the Fund's independent auditor and confirmed its independence under the SEC’s auditor independence rules. In reaching this conclusion, PwC noted that the engagement team was not aware of the payment of the application fees by PwC-UK and that DB reimbursed PwC-UK for the fees.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Global Thematic Fund, a series of DWS Global/International Fund, Inc.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	October 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	October 25, 2011

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	October 25, 2011